SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JUNE 30, 1998

                          MIRAVANT MEDICAL TECHNOLOGIES
             (Exact name of registrant as specified in its charter)


     Delaware                          0-25544                   77-0222872
 State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)



7408 Hollister Avenue
Santa Barbara, California                                             93117
(Address of principal executive offices)                              (Zip Code)


      Registrant's telephone number, including area code:  (805) 685-9880

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ITEM 5.  Other Events


AMENDMENT OF SECURITIES PURCHASE AGREEMENT

     MIRAVANT MEDICAL TECHNOLOGIES (the "Company") has entered into an Amendment Agreement dated June 30, 1998 (the "Amendment Agreement") amending certain provisions of the Transaction Documents (defined below), including the Securities Purchase Agreement dated September 22, 1997 (the "Original Purchase Agreement") among the Company, on the one hand, and Stark International, Shepherd Investments International, Staro Partners, Elliott Associates, L.P. and Westgate International, L.P. (the "Purchasers"), on the other hand. Under the Original Purchase Agreement, 900,000 shares (the "Shares") of the Company's Common Stock (the "Common Stock") were issued to the Purchasers at $50.00 per share (the "Closing Price") in the Company's 1997 private offering, along with Common Stock Purchase Warrants for 900,000 shares (the "Warrant Shares"), half of which were exercisable at $55.00 per Share and half of which were exercisable at $60.00 per Share (the "Warrants"), and the Purchasers entered into a Lock-Up Agreement and a Registration Rights Agreement (collectively, with Original Purchase Agreement and the Warrants, the "Transaction Documents"). The Transaction Documents were previously filed with the Securities and Exchange Commission as exhibits to the Company's Registration Statement on Form S-3 dated December 5, 1997 (Registration No. 333-33905) relating to the resale of up to 3,540,000 shares of Common Stock, including the Shares and the Warrant Shares, by the selling shareholders named therein, including the Purchasers.


     The following is a summary of certain of the amendments made to the Transaction Documents pursuant to the Amendment Agreement.

     1. The Lock-Up Agreement was amended to extend the expiration date of the prohibition on sales of the Shares and the Warrant Shares from September 22, 1998 to March 1, 1999; provided however, that the restriction now terminates as to 1/8th of the Shares and Warrant Shares on each monthly anniversary date beginning August 1, 1998 and ending on March 1, 1999 (each a "Monthly Anniversary Date"). Additionally, the provision permitting certain limited sales prior to the expiration date based on the market price of the Common Stock for the ten (10) trading days preceding any such sale was amended by reducing such price from $70.00 to $55.00. The Lock-Up Agreement remains subject to earlier termination in certain limited circumstances.


     2. The price protection provisions of Section 5.3 of the Original Purchase Agreement required the Company to issue either additional shares or pay cash to the Purchasers, at the Company's option, if the 30 day average closing bid price of the Common Stock prior to September 22, 1998 was less than the Closing Price. Under the Amendment Agreement, the Company's obligation is now divided into eight increments; in determining the number of additional shares of Common Stock or cash that the Company will be required to issue or pay, the difference between the Closing Price and the 30 day average closing bid price of the Common Stock will be measured on each Monthly Anniversary Date (the "Monthly Anniversary Price"), and the resulting difference will be multiplied by 1/8th of the Shares which have not been sold or assigned. Further, the number of additional shares which the Company may elect to issue to the Purchasers under amended Section 5.3 is now capped at 900,000 shares, with any additional amounts required to be paid in cash in the event that any Monthly Anniversary Price is less than $25.00.

     3. Under the Amendment Agreement, the Company has the right until March 1, 1999 to repurchase for cash all or (on a pro rata basis among the Purchasers) a part of the Shares at the Closing Price, and to terminate all the Purchasers' rights under the Amendment Agreement and the Original Purchase Agreement with respect to the repurchased Shares, including the price protection provisions. If the Company completes the repurchase of all of the Shares at the Closing Price within sixty (60) calendar days from the date of the Amendment Agreement, the Company will have no obligation to issue the Additional Warrants (as defined below in paragraph 4).

     4. The exercise price of the Warrants is now $35.00 per share, and subject to certain limitations, the Warrant Shares are now redeemable at the option of the Company in whole or in part at par value if the closing bid price of the Common Stock for twenty (20) consecutive trading days is greater than $60.00 per share. If the Company does not repurchase all of the Shares within sixty (60) calendar days from the date of the Amendment Agreement, the Company is required to issue to the Purchasers additional warrants to purchase up to 450,000 shares of Common Stock at an exercise price of $35.00 per share (the "Additional Warrants") upon the termination of the restrictions under the Lock-Up Agreement.

     The foregoing is merely a summary of certain of the amendments made to the Transaction Documents and not intended to be a complete description thereof. Also, certain additional changes were made to the Original Purchase Agreement, the Lock-Up Agreement and the Registration Rights Agreement. Reference is hereby made to the Amendment Agreement and the other exhibits filed with this Report on Form 8-K for the full text of the amendments and those described above.


REPURCHASE OF 225,000 SHARES

     On July 10, 1998, the Company notified the Purchasers of its election under the Amendment Agreement to repurchase those Shares subject to the amended price protection provisions described above for the first two (2) Monthly Anniversary Dates (225,000 shares) at the original Closing Price. This repurchase will eliminate the Company's obligation to issue additional shares or pay cash under the amended price protection provisions with respect to the repurchased Shares. Payment for the Shares will be delivered to the Purchasers in cash no earlier than twelve (12) business days and no later than two (2) business days before August 1, 1998. The Company retains the right until March 1, 1999 to similarly repurchase the remaining Shares (675,000 Shares) and thereby eliminate the Company's obligation under the amended price protection provisions to issue additional shares or pay cash with respect to such Shares.


ITEM 7.  Exhibits




Exhibit
Number              Exhibit
------              -------

4.1 Form of $35 Amended and Restated Common Stock Purchase Warrant issued to the Purchasers

4.2                 Form of $35 Additional Common Stock Purchase Warrant

10.1 Amendment Agreement dated June 30, 1998 to Securities Purchase Agreement dated September 22, 1997 by and among the Registrant and the Purchasers

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MIRAVANT MEDICAL TECHNOLOGIES


                                                  By:  /S/JOHN M. PHILPOTT
                                                  ------------------------

                                                  John M. Philpott
                                                  Chief Financial Officer



Date:  July 17, 1998

                                INDEX TO EXHIBITS





Exhibit
Number                  Exhibit
------                  -------

4.1 Form of $35 Amended and Restated Common Stock Purchase Warrant issued to the Purchasers

4.2                     Form of $35 Additional Common Stock Purchase Warrant

10.1 Amendment Agreement dated June 30, 1998 to Securities Purchase Agreement dated September 22, 1997 by and among the Registrant and the Purchasers